                                                           EXHIBIT 10.3

                                                           EXECUTION COPY

               GUARANTEE AGREEMENT, dated as of December 11, 1997, made by each Subsidiary of the Borrower listed on Schedule I hereto (each such Subsidiary individually a "Guarantor", and collectively, the "Guarantors"), in favor of THE CHASE MANHATTAN BANK, a New York banking corporation, as agent (the "Agent") for the lenders (the "Lenders") from time to time parties to the Credit Agreement, dated as of December 11, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among RBX Corporation, a Delaware corporation (the "Borrower"), the Lenders and the Agent.


                             W I T N E S S E T H:


     WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans to, and the Issuing Lender has agreed to issue Letters of Credit for the account of, the Borrower upon the terms and subject to the conditions set forth therein;

     WHEREAS, the Borrower owns directly or indirectly all of the issued and outstanding stock of each Guarantor;

     WHEREAS, the proceeds of the Loans and the issuance of Letters of Credit will be used in part to enable the Borrower to make valuable transfers (as determined as provided herein) to each Guarantor in connection with the operation of its respective business;

     WHEREAS, the Borrower and the Guarantors are engaged in related businesses, and each Guarantor will derive substantial direct and indirect benefit from the making of the Loans and issuance of Letters of Credit; and

     WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective Loans to, and the Issuing Lender to issue letters of credit for the account of, the Borrower under the Credit Agreement that the Guarantors shall have executed and delivered this Guarantee to the Agent for the ratable benefit of the Lenders.

     NOW, THEREFORE, in consideration of the premises and to induce the Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective Loans to, and the Issuing Lender to issue Letters of Credit for the account of, the Borrower under the Credit Agreement, the Guarantors hereby agree with the Agent, for the ratable benefit of the Lenders, as follows:

     1. Defined Terms. (a) Unless otherwise defined herein, capitalized terms used in this Guarantee shall have the meanings ascribed thereto in the Credit Agreement and the following terms have the following meanings:

     "Guarantee": this Guarantee, as the same may be amended, supplemented, waived or otherwise modified from time to time.

     "Obligations": the collective reference to the unpaid principal of and interest on (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceedings), the Notes and all other obligations and liabilities of the Borrower to the Agent, in connection with the Credit Agreement, the Notes, the Letters of Credit, any Interest Rate Agreement entered into with any Lender, the other Loan Documents to which the Guarantor is a party or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, amounts payable in connection with the termination of any transaction entered into pursuant to an Interest Rate Agreement entered into with any Lender, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Agent or any Lender that are required to be paid by the Borrower or the Guarantor pursuant to the terms of the Credit Agreement or this Agreement or any other Loan Document).

     (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and section and paragraph references are to this Guarantee unless otherwise specified.

     (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

     2. Guarantee. (a) Subject to the provisions of paragraph 2(b), each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Agent, for the ratable benefit of the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

     (b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws, including those relating to the insolvency of debtors.

     (c) Each Guarantor further jointly and severally agrees to pay any and all expenses (including, without limitation, all reasonable fees and disbursements of counsel) which may be reasonably paid or incurred by the Agent or any Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, such Guarantor under this Guarantee. This Guarantee shall remain in full force and effect until the Obligations are paid in full, the Commitments are terminated and the Letters of Credit have expired or been returned to the Issuing Lender, notwithstanding that from time to time prior thereto the Borrower may be free from any Obligations.

     (d) Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing this Guarantee or affecting the rights and remedies of the Agent or any Lender hereunder.

     (e) No payment or payments made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Agent or any Lender from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment or payments, remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Obligations are paid in full, the Commitments are terminated and the Letters of Credit have expired, terminated or been returned to the Issuing Lender.

     (f) Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Agent or any Lender on account of its liability hereunder, it will notify the Agent in writing that such payment is made under this Guarantee for such purpose.

     3. Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder (including through realization on collateral granted by it to secure its obligation hereunder), such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder who has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 5 hereof. The provisions of this Section 3 shall in no respect limit the obligations and liabilities of any Guarantor to the Agent and the Lenders, and each Guarantor shall remain liable to the Agent and the Lenders for the full amount guaranteed by such Guarantor hereunder.

     4. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, the Agent and each Lender are hereby irrevocably authorized at any time and from time to time without notice to such Guarantor or any other Guarantor, any such notice being expressly waived by each Guarantor to the extent permitted by applicable law, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Agent or such Lender to or for the credit or the account of such Guarantor, or any part thereof in such amounts as the Agent or such Lender may elect, against and on account of the obligations and liabilities of such Guarantor to the Agent or such Lender hereunder, and claims of every nature and description of the Agent or such Lender against such Guarantor, in any currency, whether arising hereunder, under the Credit Agreement, any Note, any other Loan Document or otherwise, as the Agent or such Lender, as the case may be, shall elect, whether or not the Agent or such Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Agent and each Lender shall notify such Guarantor promptly of any such set-off and the application made by the Agent or such Lender, as the case may be, of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Agent and each Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off which the Agent or such Lender may have under the Loan Documents).

     5. No Subrogation. Notwithstanding anything to the contrary contained herein or in any other Loan Document and notwithstanding any payment or payments made by any of the Guarantors hereunder or pursuant to any other Loan Document (including through realization on collateral) or any set-off or application of funds of any of the Guarantors by the Agent or any Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Agent or any Lender against the Borrower or any other Guarantor or Loan Party or any collateral security or guarantee or right of offset held by any Lender for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor or any other Loan Party in respect of payments made by such Guarantor hereunder or under any other Loan Document, until all amounts owing to the Agent and the Lenders by the Borrower on account of the Obligations are paid in full, the Commitments are terminated and the Letters of Credit have expired or been returned to the Issuing Lender. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, the Commitments shall not have terminated and the Letters of Credit shall not have expired or been returned to the Issuing Lender, such amount shall be held by such Guarantor in trust for the Agent and the Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Agent may determine.

     6. Amendments, etc. with respect to the Obligations, Waiver of Rights. Each Guarantor shall remain jointly and severally obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by the Agent or any Lender may be rescinded by the Agent or such Lender and any of the Obligations continued, and the Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Agent or any Lender, and the Credit Agreement, the Notes and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Agent (or the Required Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against any of the Guarantors, the Agent or any Lender may, but shall be under no obligation to, make a similar demand on the Borrower or any other Guarantor or guarantor, and any failure by the Agent or any Lender to make any such demand or to collect any payments from the Borrower or any such other Guarantor or guarantor or any release of the Borrower or such other Guarantor or guarantor shall not relieve any of the Guarantors in respect of which a demand or collection is not made or any of the Guarantors not so released of their several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Agent or any Lender against any of the Guarantors. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

     7. Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Agent or any Lender upon this Guarantee or acceptance of this Guarantee; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Obligations. Each Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of the Credit Agreement, any Note or any other Loan Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower against the Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, or of such Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against any Guarantor, the Agent and any Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrower or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Agent or any Lender to pursue such other rights or remedies or to collect any payments from the Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve such Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Agent or any Lender against such Guarantor.

     8. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

     9. Payments. Each Guarantor hereby agrees that payments hereunder will be paid to the Agent without set-off or counterclaim in U.S. Dollars at the office of the Agent located at 270 Park Avenue, New York, New York 10017.

     10. Representations and Warranties. (a) Each Guarantor hereby represents and warrants that:

             (i) it is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority and the legal right to own and operate its property, to lease the property it operates and to conduct the business in which it is currently engaged;

            (ii) it has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guarantee, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Guarantee;

           (iii) this Guarantee has been duly executed and delivered on behalf of such Guarantor and constitutes a legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, general equitable principles (whether enforcement is sought by proceedings in equity or at law) and an implied covenant of good faith and fair dealing;

            (iv) the execution, delivery and performance of this Guarantee will not violate any provision of any Requirement of Law or Contractual Obligation of such Guarantor in any respect that, in the aggregate for all such violations, could reasonably be expected to have a Material Adverse Effect and will not result in or require the creation or imposition of any Lien on any of the properties or revenues of such Guarantor pursuant to any such Requirement of Law or Contractual Obligation of such Guarantor (other than pursuant to any Loan Document);

             (v) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of such Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this Guarantee, other than those which have been duly obtained or made and are in full force and effect on the Closing Date and except for those the absence of which in the aggregate, could not reasonably be expected to have a Material Adverse Effect;

            (vi) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of such Guarantor, threatened by or against such Guarantor or against any of its properties or revenues (1) with respect to this Guarantee or any of the transactions contemplated hereby or (2) which could reasonably be expected to have a Material Adverse Effect.

     Each Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by such Guarantor on and as of the Closing Date, and on and as of each date of each Extension of Credit to the Borrower under the Credit Agreement as though made hereunder on and as of such date.

     11. Covenants; Further Assurances. Each Guarantor hereby covenants and agrees with the Agent and the Lenders that, from and after the date of this Guarantee until payment in full of the Notes, the Reimbursement Obligations and the other Obligations then due and owing to any Lender or the Agent, the termination of the Commitments and the expiration, termination or return to the Issuing Lender of the Letters of Credit, (i) such Guarantor shall not and shall not permit any of its Subsidiaries, if any, to take any action, and shall refrain from taking action, that would result in a violation of the covenants of the Borrower contained in Section 8 of the Credit Agreement and
(ii) at any time and from time to time, upon the written request of the Agent, and at the sole expense of such Guarantor, such Guarantor will promptly and fully execute and deliver such further instruments and documents and take such further actions as the Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Guarantee and the other Loan Documents to which such Guarantor is a party and of the rights and powers herein or therein granted.

     12. Authority of Agent. Each Guarantor acknowledges that the rights and responsibilities of the Agent under this Guarantee with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and such Guarantor, the Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and no Guarantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

     13. Notices. All notices, requests and demands to or upon the Agent, any Lender or any Guarantor to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (1) when delivered by hand or (2) if given by mail, three days after being deposited in the mails by certified mail, return receipt requested, postage prepaid or (3) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

             (a) if to the Agent or any Lender, at its address or transmission number for notices provided in Section 11.2 of the Credit Agreement; and

             (b) if to any Guarantor, at its address or transmission number for notices set forth on Schedule 2 hereto.

or to such other address as may be hereafter notified by the respective parties hereto and any future holders of the Notes.

     The Agent, each Lender and each Guarantor may change its address and transmission numbers for notices by notice in the manner provided in this Section.

     Each Guarantor agrees that any notice delivered to the Borrower shall be deemed to be received by such Guarantor.

     14. Counterparts. This Guarantee may be executed by one or more of the Guarantors on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the counterparts of this Guarantee signed by all the Guarantors shall be lodged with the Agent.

     15. Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     16. Integration. This Guarantee represents the entire agreement of each Guarantor with respect to the subject matter hereof and there are no promises or representations by the Guarantor, the Agent or any Lender relative to the subject matter hereof not reflected or referred to herein.

     17. Amendments in Writing; No Waiver, Cumulative Remedies. (a) None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each Guarantor and the Agent, provided that any provision of this Guarantee may be waived by the Agent and the Lenders in a letter or agreement executed by the Agent or by telex or facsimile transmission from the Agent.

     (b) Neither the Agent nor any Lender shall by any act (except by a written instrument pursuant to paragraph 17(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Lender would otherwise have on any future occasion.

     (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

     18. Section Headings. The section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     19. Submission to Jurisdiction; Waivers. (a) Each Guarantor hereby irrevocably and unconditionally:

             (i) submits for itself and its property in any legal action or proceeding relating to this Guarantee and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

            (ii) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

           (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to each Guarantor, the applicable Lender or the Agent, as the case may be, at its address referred to in Section 13 or at such other address of which the Agent shall have been notified pursuant thereto;

            (iv) agrees that nothing herein shall affect the right to effect service or process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

     (b) Each Guarantor, the Agent and the Lenders hereby unconditionally and irrevocably waive, to the maximum extent not prohibited by law, any right they may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

     20.  Acknowledgments.  Each Guarantor hereby acknowledges that:

             (a) it has been advised by counsel in the negotiation, execution and delivery of this Guarantee and the other Loan Documents to which it is a party;

             (b) neither the Agent nor any Lender has any fiduciary relationship with or duty to it or the Borrower arising out of or in connection with this Guarantee or any of the other Loan Documents, and the relationship between the Agent and Lenders, on one hand, and the Guarantors and the Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

             (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or between the Borrower and the Lenders.

     21. WAIVERS OF JURY TRIAL. THE GUARANTORS, THE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

     22. Successors and Assigns. This Guarantee shall be binding upon the successors and assigns of each Guarantor, and shall inure to the benefit of the Agent and the Lenders and their respective indorsees, transferees, successors and assigns notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Obligations, except that the Guarantor may not assign, transfer or delegate any of its rights or obligations under this Guarantee without the prior written consent of the Agent.

     23. GOVERNING LAW. THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     24. Contradictory Provisions. In the event any one or more of the provisions of this Agreement shall be found in a final judgment of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, to contradict or otherwise limit any provision in the Credit Agreement (any such provision, a "Contradictory Provision"), the provision in the Credit Agreement shall control.

     IN WITNESS WHEREOF, the parties hereto have caused this Guarantee to be duly executed and delivered as of the date first above written.


                               THE GUARANTORS LISTED ON SCHEDULE I HERETO,


                               By:       /s/ Frank H. Roland
                                   --------------------------------------
                                 Name:  Frank H. Roland
                                 Title: President and Chief Executive Officer



                               THE CHASE MANHATTAN BANK, as Agent,


                               By:      /s/ William Caggiano
                                   --------------------------------------
                                 Name:  William Caggiano
                                 Title: Managing Director

                                                                Schedule 1
                                                to Intercreditor Agreement
                                                --------------------------

                                  GUARANTORS



Rubatex Corporation
Groendyk Manufacturing Company, Inc.
Hoover-Hanes Rubber Custom Mixing, Corp.
Midwest Rubber Custom Mixing Corp.
Oletex Inc.
Universal Polymer & Rubber Inc.
Universal Rubber Corporation
Waltex Corporation

                                                                 Schedule 2
                                                                 ----------


                     ADDRESSES FOR NOTICES TO GUARANTORS






5221 ValleyPark Drive
Roanoke, VA  24019
Telecopy:  (703) 561-6034